INDEMNIFICATION AGREEMENT


     THIS INDEMNIFICATION AGREEMENT is made as of January 31, 2002 by and between Seneca Foods Corporation, a New York corporation (the "Corporation"), and Name ("Indemnitee").


                                  INTRODUCTION

     The Corporation wishes Indemnitee to serve as a Director of the Corporation and Indemnitee is willing to serve in such position with the indemnification and other rights provided hereby.

     In recent years, litigation seeking to impose liability on directors and officers of publicly-held corporations has become more frequent. Such litigation is extremely expensive to defend. In many cases, defense costs exceed the financial means of individual defendants. Further, the possibility of liability for extremely large sums is a deterrent to persons accepting positions of responsibility with a public corporation and making business decisions which are in the best interest of the Corporation and its stockholders.

     Indemnitee is deeply concerned regarding this situation, as well as the adequacy of the indemnification available under the Corporation's Certificate of Incorporation, as amended, and Bylaws, as amended.

     NOW, THEREFORE, to induce Indemnitee to serve the Corporation and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE ONE
                         INTERPRETIVE RULES; DEFINITIONS


         Section 1.1.      General Interpretive Rules.

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and the use of the masculine gender herein shall be deemed to include the feminine gender; (ii) references herein to "Sections" without reference to a document are to designated Sections of this Agreement; (iii) "including" means "including but not limited to"; and (iv) "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

         Section 1.2.      Definitions.

         In this Agreement:

     Agreement means this Indemnification Agreement as executed by the parties hereto as of the date first written above or, if amended, as amended.

     Board means the Board of Directors of the Corporation.

     Derivative Proceeding means a Proceeding brought by or in the right of the Corporation.

     Entity means a corporation, business, partnership, joint venture, trust, employee benefit plan or other enterprise.

     Fine means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

     Litigation Costs means costs, charges and reasonable expenses, including attorneys' fees, actually and necessarily incurred in the investigation, defense or prosecution of or other involvement in any Proceeding and any appeal therefrom, and the costs of appeal, attachment and similar bonds.

     Losses means the total amount which Indemnitee becomes legally obligated to pay in connection with any Proceeding, including judgments, Fines, amounts paid in settlement and Litigation Costs.

     Proceeding means any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (whether external or internal to the Corporation), and whether formal or informal.


                                   ARTICLE TWO
                                 INDEMNIFICATION


     Section 2.1. Proceedings by Third Parties.

     The Corporation shall indemnify Indemnitee if Indemnitee, his or her testator or intestate, was or is a party, or is threatened to be made a party, to any Proceeding (other than a Derivative Proceeding) or is otherwise involved in a proceeding by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving another Entity in any capacity at the request of the Corporation, against Losses in connection with such Proceeding if he or she acted in good faith, without fraudulent intent and for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     Section 2.2. Derivative Proceedings.

     (a) Except as provided in Section 2.2(b), the Corporation shall indemnify Indemnitee if he or she was or is a party, or is threatened to be made a party, to or is otherwise involved in any Derivative Proceeding to procure a judgment in its favor by reason of the fact that Indemnitee, his or her testator or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Entity, against amounts paid in settlement and Litigation Costs in connection with the defense or settlement of such Proceeding if he or she acted in good faith, without fraudulent intent and for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Corporation.

     (b) No indemnification under Section 2.2(a) shall be made in respect of:

     (i) a threatened action or a pending action which is settled or otherwise disposed of; or

     (ii) any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation,

     unless and only to the extent that a court of competent jurisdiction or the court in which such Proceeding was brought shall determine upon application that, in view of all relevant circumstances, Indemnitee is fairly and reasonably entitled to indemnification for such portion of the settlement amount and Litigation Costs which a court of competent jurisdiction or other such court shall deem proper.

     Section 2.3. No Presumptions Based on Manner Proceeding is Terminated.

     The termination of any Proceeding by judgment, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not in itself create a presumption (i) that Indemnitee did not act in good faith, without fraudulent intent and for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or (ii) with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

     Section 2.4. Indemnification Against Expenses of Successful Party.

     Notwithstanding any other provision hereof, to the extent that Indemnitee has been successful, on the merits or otherwise, including the dismissal of an action without prejudice, in defense of any Proceeding, or in defense of any claim, issue or matter therein, the Corporation promptly shall pay for or reimburse Indemnitee's Litigation Costs incurred in connection therewith.

     Section 2.5. Advances of Litigation Costs.

     At the request of Indemnitee, Litigation Costs incurred by him in any Proceeding shall be paid by the Corporation in advance of the final disposition of such matter with the undertaking of Indemnitee, which hereby is given, that if it shall be ultimately determined that Indemnitee was not entitled to be indemnified, or was not entitled to be fully indemnified, Indemnitee shall repay to the Corporation the amount, or appropriate portion thereof, so advanced. Such payment by the Corporation shall be made promptly (but in any event within 30 days) after its receipt of Indemnitee's request therefor.

     Section 2.6. Determination of Right to Indemnification; Procedure Upon Application.

     (a) Where Indemnitee has been successful on the merits or otherwise in any Proceeding or Derivative Proceeding, Indemnification under Sections 2.1 and 2.2 shall be made promptly, and in any event within 90 days of Indemnitee's written request therefor.

     (b) The Corporation may choose to indemnify a director or officer who is not entitled to such mandatory indemnification if a determination is made, in the manner provided below, that Indemnitee acted in good faith, without fraudulent intent and for a purpose that he or she believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that Indemnitee had no reasonable cause to believe that his or her conduct was unlawful. The determination to be made by the Corporation under this Section 2.6(b) shall be based on the facts known at the time and shall be made:

     (i) by the Board, acting by a quorum consisting only of directors who are not parties to the Proceeding ("disinterested directors"); or

     (ii) if a quorum consisting of disinterested directors is not obtainable, or even if obtainable, a quorum of disinterested directors so directs:

     (A) by the Board upon the written opinion of independent counsel; or

     (B) by the shareholders of the Corporation.

     (c) The right to indemnification under Section 2.6(a) shall be enforceable by Indemnitee in any court of competent jurisdiction. Indemnitee's Litigation Costs incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such proceeding also shall be indemnified by the Corporation.

     Section 2.7. Exclusions.

     (a) The Corporation shall not be liable to make any payment hereunder (whether in the nature of indemnification or contribution) to the extent payment is actually made to Indemnitee under a valid, enforceable and collectible insurance policy (the "Insurance Policy"). If Indemnitee is required to pay any amount that the Corporation is obligated to pay hereunder except for the exclusion in this subsection, before payment is reasonably expected to be made under the Insurance Policy, the Corporation shall promptly advance the amount Indemnitee is required to pay for which the Corporation is liable hereunder. Any advance by the Corporation shall be made with the undertaking of Indemnitee, which hereby is given, that he or she shall immediately pay over to the Corporation, from the funds Indemnitee later receives under the Insurance Policy, an amount equal to the amount which the Corporation advanced pursuant to this subsection.

     (b) The Corporation shall not be liable hereunder for amounts paid in settlement of a Proceeding effected without its written consent, which consent may not be unreasonably withheld. Without intending to limit the circumstances in which it would be unreasonable for the Corporation to withhold its consent to a settlement, the parties agree that it would be unreasonable for the Corporation to withhold its consent (i) to a settlement in an amount that did not exceed, in the judgment of the Board, the estimated amount of Litigation Costs of Indemnitee to litigate the Proceeding to conclusion or (ii) with respect to a Proceeding other than a Derivative Proceeding, to any settlement proposed by Indemnitee unless a determination is made by the Corporation, in the manner provided in Section 2.6(b), that Indemnitee acted in bad faith and/or with fraudulent intent for a purpose that he or she did not believe to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that Indemnitee believed or had reasonable cause to believe that his or her conduct was unlawful. Clause (i) of this Section 2.7(b) is not intended to eliminate the requirement that Indemnitee satisfy the applicable standards of conduct in Sections 2.1 and 2.2 (determined as provided in Section 2.6).

     (c) The Corporation shall not be liable hereunder for any Fine imposed by law which the Corporation is prohibited by applicable law from paying as indemnity or otherwise.

     Section 2.8. Contribution.

     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or part, the parties agree that, in such event, the Corporation shall contribute to the payment of
Indemnitee's Losses in an amount that is just and equitable in the circumstances, taking into account, among other things, contributions by other directors, and of the Corporation pursuant to Indemnification Agreements or otherwise. The Corporation and Indemnitee agree that, in the absence of personal enrichment of Indemnitee, or acts of bad faith, intentional fraud or dishonesty or criminal conduct on the part of Indemnitee, it would not be just and equitable for Indemnitee to contribute to the payment of Losses arising out of a Proceeding in an amount greater than: (i) in a case where Indemnitee is a director of the Corporation or any of its subsidiaries but not an officer of either, the amount of fees paid to Indemnitee for serving as a director during the 12 months preceding the commencement of such Proceeding; or (ii) in a case where Indemnitee is a director of the Corporation or any of its subsidiaries and is an officer of either, the amount set forth in clause (i) plus 5% of the aggregate cash compensation paid to Indemnitee for serving as such officer(s) during the 12 months preceding the commencement of such Proceeding; or (iii) in a case where Indemnitee is only an officer of the Corporation or any of its subsidiaries, 5% of the aggregate cash compensation paid to Indemnitee for serving as such officer(s) during the 12 months preceding the commencement of such Proceeding. The Corporation shall contribute to the payment of Losses covered hereby to the extent not payable by Indemnitee pursuant to the contribution provisions set forth in the preceding sentence.

     Section 2.9. Notice to Corporation; Cooperation.

     (a) Indemnitee shall give the Corporation notice, as soon as practicable, of any claim made against him for which indemnification will be or could be sought hereunder.

     (b) Indemnitee shall give the Corporation such cooperation and information as it may reasonably require in connection with any claim by Indemnitee hereunder.

     Section 2.10. Other Rights and Remedies.

     The rights provided hereby shall not be deemed exclusive of any other right to which Indemnitee may be entitled under any statute, applicable provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or of disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee ceases to serve the Corporation in the position identified in the Introduction hereof.

     Section 2.11. Serving at the Corporation's Request.

     References in Article Two to "serving at the request of the Corporation" include service with respect to any employee benefit plan, its participants, or beneficiaries. Any action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is "not opposed to the best interests of the Corporation" as referred to in Article Two.

     Section 2.12. Proceedings Initiated by Indemnitee.

     The Corporation shall indemnify Indemnitee if he or she was or is a party, or had taken steps to become a party, to any Proceeding initiated by Indemnitee by reason of or arising out of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Entity, against Litigation Costs in connection with the Proceeding to the fullest extent permitted by the New York Business Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) only if the Proceeding (or part thereof) had been authorized by the Corporation in the manner provided in Section 2.6(b). Section 2.13. Release by Indemnitee.

     The parties recognize that, pursuant to this Agreement, Indemnitee may receive the benefits of indemnification payments (paid to Indemnitee or paid to others for the benefit of Indemnitee). The Corporation is entitled to the cooperation and assistance of the Indemnitee in obtaining or directing payments by an insurer or insurers (collectively, "Insurer") issuing a directors' and officers' liability insurance policy (i) from which the Company is seeking total or partial recovery for indemnification payments which the Corporation has made to or on behalf of the Indemnitee or (ii) from which the Indemnitee or others on behalf of the Indemnitee are receiving indemnification payments. Without limiting the generality of the preceding sentence, the ways in which the Indemnitee shall assist the Corporation shall include the following:

     After all Losses of the Indemnitee indemnifiable under this Agreement with respect to any particular Proceeding against the Indemnitee shall have been paid, the Indemnitee, at the request of the Corporation, shall execute and deliver to the Corporation a written confirmation of that fact.

     Concurrently with the effectiveness of this Section 2.13, Indemnitee shall execute, acknowledge before a notary public, and deliver to the Corporation a Power of Attorney in the form attached hereto as Exhibit 2.13 specifically authorizing each of certain designated officers of the Corporation as attorneys-in-fact for Indemnitee to execute, acknowledge and deliver Indemnitee's written release to the Insurer with respect to the Losses arising from a particular Proceeding for which Indemnitee has been fully indemnified; and, if requested by the Corporation, Indemnitee shall execute, acknowledge before a notary public, and deliver to the Insurer Indemnitee's written release with respect to the Losses arising from a particular Proceeding for which Indemnitee has been fully indemnified.

     If Indemnitee were to revoke the Power of Attorney or refuse to provide the Corporation with the written confirmation to which it is entitled under the provisions of this Section 2.13, the Corporation shall have no further indemnification obligations hereunder with respect to any then-pending or future Proceeding; but nothing contained herein shall nullify any right conferred upon Indemnitee by Section 723(a) of the New York Business Corporation Law, as amended, or any successor provision in the New York statutes. In any event, Indemnitee hereby releases the Corporation from liability to Indemnitee hereunder with respect to any specific claim for which Indemnitee has been fully indemnified hereunder, regardless whether Indemnitee executes a separate release.

                                  ARTICLE THREE
                                  MISCELLANEOUS


     Section 3.1. Binding Effect.

     This Agreement shall be binding upon all successors and assigns of the Corporation (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

     Section 3.2. Savings Clause.

     If  all  or  any  portion  of  any  section   hereof  is  held  invalid  or
unenforceable on any ground by any court of competent jurisdiction, the Corporation nevertheless shall indemnify Indemnitee for his or her Losses to the full extent permitted by any applicable portion hereof that has not been held invalid or unenforceable or by any other applicable law.

     Section 3.3. Governing Law.

     The  validity,   construction,   enforcement  and  interpretation  of  this
Agreement shall be governed by the internal law (and not the law of conflicts) of the State of New York.

     Section 3.4. Effect of Headings.

     The   Introduction   and  Article  and  Section  headings  herein  are  for
convenience only and shall not affect the construction hereof.

     Section 3.5. Notices.

     (a) Any notice, request or other communication hereunder to or on the Corporation or Indemnitee shall be in writing and delivered or sent by postage prepaid first-class mail, as follows: (i) if to the Corporation, addressed to Seneca Foods Corporation, 3736 South Main Street, Marion, New York 14505, "Attention: President;" and (ii) if to Indemnitee, addressed to him at the address shown on the signature page hereof.

     (b) Either address referred to in the preceding subsection may be changed from time to time and shall be the most recent such address furnished in writing by the party whose address has changed to the other party in the manner specified in the preceding subsection.

     Section 3.6. Counterparts.

     This Agreement may be executed in any number of counterparts. Each counterpart of an agreement so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

     Section 3.7. Complete Agreement.

     This Agreement represents the full and complete understanding of the parties with respect to the subject matter hereof and supersedes in its entirety any prior agreement, oral or otherwise, regarding the indemnification of the Indemnitee.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                            SENECA FOODS CORPORATION



                                   By:      /s/Kraig H. Kayser
                                            ------------------------------
                                   Its:     Kraig H. Kayser, President and
                                              Chief Executive Officer




                                            ------------------------------------
                                   By:      (Name) See note below.

                                            Address:


Note: All outside directors have signed this agreement which are Arthur H. Baer, Andrew M. Boas, Robert T. Brady, Douglas F. Brush, Edward O. Gaylord, G. Brymer Humphreys and Susan W. Stuart.